SECURITIES AND EXCHANGE COMMISSION
                                           Washington, D.C.  20549

                                                  FORM 8-K

                                               CURRENT REPORT

                                   Pursuant to Section 13 or 15(d) of the
                                       Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                  May 31, 1997


                                    Financial Asset Securitization, Inc.

                         (Exact name of registrant as specified in its charter)



              Virginia                      0-15483            53-1526174
(State or Other Jurisdiction              (Commission      (I.R.S. Employer
of Incorporation)                 File Number)             Identification No.)


901 East Byrd Steet
Richmond, Virginia                                                  23219
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:         (804) 344-7575

Item 5.          Other Events

                 On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated May 27,
                 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                 A.      Monthly Report Information:
                         See Exhibit No. 1


                 B.      Have any deficiencies occurred?   NO.
                                  Date:
                                  Amount:


                 C.      Item 1: Legal Proceedings:                NONE

                 D.      Item 2: Changes in Securities:            NONE

                 E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

                 F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

 Exhibit No.

         1.      Monthly Distribution Report dated May 27, 1997.





                                                  Reimbur-
                                       Realized   ment of
      Beginning                        Loss of    Realized  Interest Remaining
Class  Balance    Principal  Interest Principal    Losses   Shortfall Balance
FXA-1   15058594     1355935    86587         0 NA                 0 13702659
FXA-2   20500000       12126   132396         0 NA                 0 20487874
FXA-3   11623696           0    71195         0 NA                 0 11623696
FXA-4   13200375           0    82502         0 NA                 0 13200375
FXA-5    5125000           0    33099         0 NA                 0  5125000
FXA-6    4001000           0    25840         0 NA                 0  4001000
FXA-7    1000000           0     6458         0 NA                 0  1000000
FXA-8   27665835     1536727   137176         0 NA                 0 26129108
FXA-9   27665835 NA             58790         0 NA                 0 26129108
FXP        81389          58 NA               0           0 NA          81331
FXS      9750681 NA             62973         0 NA                 0  9333253
A-1     43444391       43193   280578         0 NA                 0 43401198
A-2      6962000           0    44963         0 NA                 0  6962000
A-3      1951000           0    12600         0 NA                 0  1951000
A-4     13700000        9279    88479         0 NA                 0 13690721
P        1087731         847 NA               0           0 NA        1086884
S        1201720 NA              7761         0 NA                 0  1200782
B-1      5190778        3251    33524         0           0        0  5187527
B-2      2111503        1323    13637         0           0        0  2110180
B-3      1319689         827     8523         0           0        0  1318862
B-4       791813         496     5114         0           0        0   791317
B-5       439897         276     2841         0           0        0   439621
B-6       703835         441     4546         0           0        0   703394
R             25          25        0         0 NA                 0        0
RP            25          25        0         0 NA                 0        0





















                             Class IntReimbursement
     Beginning   Principal   Distributof RealizeRemaining
ClassBalance     DistributionDistributLosses    Balance
FXA-11000.000000   90.043961 5.750000  0.000000  909.956039
FXA-21000.000000    0.591489 6.458333  0.000000  999.408511
FXA-31000.000000    0.000000 6.125000  0.000000 1000.000000
FXA-41000.000000    0.000000 6.250000  0.000000 1000.000000
FXA-51000.000000    0.000000 6.458334  0.000000 1000.000000
FXA-61000.000000    0.000000 6.458333  0.000000 1000.000000
FXA-71000.000000    0.000000 6.458330  0.000000 1000.000000






FXA-81000.000000   55.546012 4.958333  0.000000  944.453988
FXA-91000.000000    0.000000 2.125000  0.000000  944.453988
FXP  1000.000000    0.711521 0.000000  0.000000  999.288479
FXS  1000.000000    0.000000 6.458334  0.000000  957.189895
A-1  1000.000000    0.994225 6.458333  0.000000  999.005775
A-2  1000.000000    0.000000 6.458334  0.000000 1000.000000
A-3  1000.000000    0.000000 6.458334  0.000000 1000.000000
A-4  1000.000000    0.677328 6.458334  0.000000  999.322672
P    1000.000000    0.778694 0.000000  0.000000  999.221306
S    1000.000000    0.000000 6.458335  0.000000  999.219161
B-1  1000.000000    0.626336 6.458332  0.000000  999.373664
B-2  1000.000000    0.626336 6.458333  0.000000  999.373664
B-3  1000.000000    0.626336 6.458332  0.000000  999.373664
B-4  1000.000000    0.626336 6.458330  0.000000  999.373664
B-5  1000.000000    0.626336 6.458330  0.000000  999.373664
B-6  1000.000000    0.626336 6.458332  0.000000  999.373664
R    1000.000000 1000.000000 6.400000  0.000000    0.000000
RP   1000.000000 1000.000000 8.000000  0.000000    0.000000






                                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Financial Asset Securitization, Inc.



                                  By
                                  Name:  Richard Tarnas
                                  Title:  Vice President,  The First National
                                                           Bank of Chicago

Dated:           May 31, 1997